Dreyfus
Liquid Assets, Inc.

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                            Liquid Assets, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Liquid Assets, Inc., covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Patricia A. Larkin, Senior Portfolio Manager.

When the reporting period began, international and domestic economies were growing rapidly, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, generally
continued    to    climb.

Because robust economic growth may trigger an acceleration of inflation, the Federal Reserve Board raised key short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These interest-rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began. While these economic influences generally adversely affected longer term
bonds,    they    positively    influenced    money    market    yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Liquid Assets, Inc.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000



DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets, Inc. perform during the period?

For the six-month period ended June 30, 2000, the fund produced an annualized yield of 5.41%, which, taking into account the effect of compounding, created an annualized effective yield of 5.55%.(1)

What is the fund's investment approach?

The fund seeks a high level of income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or London
branches   of  U.S.  banks,  repurchase  agreements,  asset-backed  securities, commercial paper and other short-term obligations of U.S. issuers. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What factors influenced the fund's performance?

The money markets continued to digest mixed signals from the economy as the reporting period began. The Open Market Committee of the Federal Reserve Board (the "Fed") had acted to relieve inflationary pressures, taking a cautious, measured approach. It had raised interest rates three times in 1999, each time by 0.25 percentage points. Each tightening brought renewed debate as to whether rates were sufficiently high to ease growth and head off inflation, or whether further tightening would be necessary. Economic data released in early January pointed toward the possibility of additional interest-rate increases in the near future.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Gross domestic product ("GDP") growth had quickened to a stunning 7.3% for fourth quarter 1999. Concern mounted that economic growth was accelerating considerably past a limit that could be sustained without triggering destructive levels of inflation. In a continuing attempt to head off inflation, the Fed raised interest rates for the fourth time in this cycle of tightening in early February, and a fifth time in March.

Preliminary first quarter 2000 figures showed GDP growth at a less torrid, but still strong 5.4% . Continuing indications that prices, most notably in the energy sector, were moving higher added to the money market's concerns. Greater than expected domestic demand for goods and services continued. As overseas economies have recovered, their demand for raw materials has picked up as well,
creating    some    modest    upward    pressure    on    prices.

Through much of early 2000, consumer confidence and consumer spending showed few signs of abating in response to gradual and relatively mild rate hikes. Home and auto sales continued at record paces through the first quarter and into the second quarter of 2000. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation. Such price and wage factors led the Fed to its largest rate hike in its current credit tightening cycle: a 0.50 percentage-point increase at its May 16th meeting.

More recently, we have seen signs that the Fed's series of rate hikes may have begun to slow the economy. Retail sales declined in both April and May, housing starts have slowed dramatically, and inflation figures through early 2000 appeared to be lower than market expectations. As a result, the Fed chose not to
tighten    rates    further    at    its    June    28th    meeting.

But economic signals remain contradictory; it is not clear that the economy has yet cooled sufficiently for the Fed to consider its job done. Immediately following the Fed's June meeting, economic reports indicated that although growth may be slowing, inflation may be higher than previously thought. While indexes measuring demand for housing and labor declined in May, the personal consumption expenditures price index for first quarter 2000 was adjusted upward from 3.1% to 3.5%. This measure, closely followed by Fed Chairman Greenspan, is considered by many to be among the best gauges of inflation and could indicate that Fed-described concerns over "heightened inflation pressure" may lead to a further tightening when the Fed meets again in August.

What is the fund's current strategy?

In anticipation of rising interest rates throughout the six-month reporting period, the fund adopted a somewhat defensive strategy. Most significantly, we reduced the fund's average weighted maturity in order to increase our flexibility. Shorter maturities were designed to help the fund take advantage of potential opportunities from additional interest-rate increases, as well as to manage potential volatility.

As of June 30, 2000, the fund's average weighted maturity remained relatively short. We will continue to monitor the situation, including the economy and changes in the Fed's monetary policy, and we will look to take what we believe are appropriate actions in response with respect to the fund's portfolio,
including    its    average    portfolio    maturity.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED DAILY FOR THE PERIOD FROM JANUARY 1, 2000 THROUGH MARCH 31, 2000. AS OF APRIL 1, 2000, THE FUND'S DIVIDEND POLICY WAS CHANGED TO REFLECT DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)


                                                                                              Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--9.1%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   6.58%, 8/11/2000                                                                          50,000,000               50,000,000

Citibank N.A.

   7.03%, 3/12/2001                                                                          80,000,000               80,000,000

First Tennessee Bank N.A.

   6.70%, 9/5/2000                                                                           50,000,000               50,000,000

First Union National Bank

   7.02%, 11/13/2000                                                                        100,000,000              100,000,000

Michigan National Bank

   5.95%,  8/23/2000                                                                         25,000,000               25,000,627

Union Bank of California

   6.23%-7.05%, 7/10/2000-3/12/2001                                                         195,000,000              195,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $500,000,627)                                                                                               500,000,627
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--55.1%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   6.29%-7.00%, 10/13/2000-12/27/2000                                                       250,000,000              243,585,236

ABN-AMRO Lease Holding N.V.

   6.12%, 7/24/2000                                                                          72,000,000               71,726,760

BCI Funding Corp.

   6.22%-6.73%, 7/10/2000-9/11/2000                                                         240,000,000              238,371,163

Bayerische Hypo-und Vereinsbank AG

   6.70%-6.71%, 9/11/2000-9/14/2000                                                         110,000,000              108,515,000

CBA (DE) Finance Inc.

   6.12%-6.24%, 7/21/2000-8/8/2000                                                           75,000,000               74,598,194

Canadian Imperial Holdings Inc.

   6.67%-6.79%, 8/9/2000-9/18/2000                                                          248,000,000              245,360,407

DaimlerChrysler North America Holding Corp.

   6.68%, 8/8/2000                                                                          100,000,000               99,306,500

Den Danske Corp. Inc.

   6.07%-6.72%, 7/5/2000-9/12/2000                                                           75,000,000               74,632,188

General Electric Capital Corp.

   6.25%-7.00%, 8/18/2000-3/12/2001                                                         175,000,000              169,175,147

General Electric Capital Services, Inc.

   6.68%-7.00%, 8/8/2000-3/12/2001                                                          250,000,000              245,599,750

Goldman Sachs Group Inc.

   6.74%-6.89%, 9/22/2000-11/24/2000                                                        270,000,000              264,704,191

HSBC USA Inc.

   6.92%-7.00%, 11/17/2000-12/14/2000                                                       100,000,000               97,154,372


                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Internationale Nederlanden (U.S.) Funding Corp.

   6.24%, 8/2/2000-8/3/2000                                                                 135,000,000              134,263,917

Lehman Brothers Holdings Inc.

   6.80%, 11/20/2000                                                                        150,000,000              150,000,000

Merita North America Inc.

   6.79%, 9/18/2000                                                                         100,000,000               98,545,083

Morgan (J.P.) & Co.

   6.67%, 8/8/2000                                                                          195,000,000              193,649,733

National Rural Utilities Corp.

   7.00%, 3/12/2001                                                                          25,000,000               23,825,250

Nordbanken N.A. Inc.

   6.99%, 3/9/2001                                                                           80,000,000               76,290,778

Salomon Smith Barney Holdings Inc.

   6.72%, 9/12/2000                                                                          50,000,000               49,329,819

Santander Finance (DE) Inc.

   7.00%, 3/19/2001                                                                         100,000,000               95,178,750

UBS Finance Inc.

   6.95%, 7/3/2000                                                                          231,000,000              230,910,808

Westpac Banking Corp.

   6.30%, 10/10/2000                                                                         50,000,000               49,155,528

TOTAL COMMERCIAL PAPER

   (cost $3,033,878,574)                                                                                           3,033,878,574
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--13.1%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies, Inc.

   5.91%-6.71%, 11/15/2000-1/16/2001                                                        200,000,000  (a)         200,000,000

CIT Group Holdings Inc.

   6.75%, 1/19/2001                                                                          50,000,000  (a)          49,976,936

Ford Motor Credit Corp.

   5.99%, 10/10/2000                                                                         50,000,000               50,117,833

Heller Financial Inc.

   6.95%, 10/3/2000                                                                          50,000,000  (a)          50,000,000

Lehman Brothers Holdings, Inc.

   6.68%, 2/27/2001                                                                         125,000,000  (a)         125,249,424

Merrill Lynch & Co. Inc.

   6.61%-6.66%, 7/11/2000-4/11/2001                                                         170,000,000  (a)         169,993,388

Morgan (J.P.) & Co. Inc.

   6.67%, 3/6/2001                                                                           75,000,000  (a)          74,994,904

TOTAL CORPORATE NOTES

   (cost $720,332,485)                                                                                               720,332,485

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM BANK NOTES--20.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   6.67%, 7/5/2001                                                                           50,000,000  (a)          50,000,000

Bank of America

   6.25%--6.67%, 7/20/2000--3/22/2001                                                       285,000,000  (a)         285,000,000

Bank of New York

   6.67%, 3/7/2001                                                                           97,000,000  (a)          96,966,914

Comerica Bank

   6.65%, 4/25/2001                                                                         100,000,000  (a)          99,975,507

First Union National Bank

   6.68%, 2/26/2001                                                                         150,000,000  (a)         150,000,000

Huntington National Bank N.A.

   5.72%, 7/3/2000                                                                           40,000,000               39,999,937

National City Bank

   6.56%--6.68%, 1/24/2001--2/22/2001                                                       250,000,000  (a)         249,931,326

PNC Bank NA

   6.66%, 6/29/2001                                                                         100,000,000  (a)          99,971,666

Union Bank of California, N.A.

   6.00%, 8/14/2000                                                                          50,000,000               50,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $1,121,845,350)                                                                                           1,121,845,350
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--2.2%
------------------------------------------------------------------------------------------------------------------------------------

HSBC USA Inc. (London)

  6.75%, 7/3/2000

   (cost $119,846,000)                                                                      119,846,000              119,846,000
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--.9%
------------------------------------------------------------------------------------------------------------------------------------

Barclays North American Capital Corp.

  dated 6/30/2000, due 7/3/2000

  in the amount of $50,025,625

  (fully collateralized by 50,070,000

  U.S Treasury Notes, 8.50% due 11/15/2000

  value $51,004,907)

   (cost $50,000,000)                                                                        50,000,000               50,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $5,545,903,036)                                                                         100.8%            5,545,903,036

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.8%)             (41,619,545)

NET ASSETS                                                                                       100.0%            5,504,283,491

(a) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                           Cost            Value
--------------------------------------------------------------------------------

ASSETS:

Investments in securities--See Statement of
   Investments--Note 1(b)                          5,545,903,036   5,545,903,036

Interest receivable                                                   33,568,783

Prepaid expenses                                                         169,045

                                                                   5,579,640,864
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,543,109

Cash overdraft due to Custodian                                      21,878,355

Payable for investment securities purchased                          50,000,000

Accrued expenses                                                        935,909

                                                                     75,357,373
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,504,283,491
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   5,504,323,789

Accumulated net realized gain (loss) on investments                    (40,298)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,504,283,491
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    5,505,199,157

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    174,524,716

EXPENSES:

Management fee--Note 2(a)                                           13,287,695

Shareholder servicing costs--Note 2(b)                               6,821,799

Prospectus and shareholders' reports                                   193,212

Custodian fees                                                         107,358

Directors' fees and expenses--Note 2(c)                                 47,552

Professional fees                                                       26,699

Registration fees                                                       20,262

Miscellaneous                                                           19,315

TOTAL EXPENSES                                                      20,523,892

INVESTMENT INCOME--NET                                             154,000,824
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):               (46,578)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               153,954,246

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000          Year Ended

                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        154,000,824          248,207,550

Net realized gain (loss) on investments          (46,578)                   --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 153,954,246           248,207,550
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

INVESTMENT INCOME-NET                       (154,000,824)        (248,207,550)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold              17,985,238,464       24,990,892,805

Dividends reinvested                          109,162,426          246,479,289

Cost of shares redeemed                  (17,989,274,590)     (25,222,700,524)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                105,126,300           14,671,570

TOTAL INCREASE (DECREASE) IN NET ASSETS      105,079,722           14,671,570
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         5,399,203,769        5,384,532,199

END OF PERIOD                               5,504,283,491        5,399,203,769

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                             June 30, 2000                              Year Ended December 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .027          .045          .049          .049           .048          .053

Distributions:

Dividends from investment
   income--net                                      (.027)        (.045)        (.049)         (.049)        (.048)        (.053)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.48(a)      4.59          4.97           5.04          4.91          5.45
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net
   assets                                              .72(a)       .74           .74            .74           .76           .79

Ratio of net investment income
   to average net assets                              5.40(a)      4.49          4.85           4.92           4.76         5.33

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --           --           .01            .01            .01            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   5,504,283    5,399,204     5,384,532      4,566,292      4,714,699    4,459,938

(a) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Liquid  Assets,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund's statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $5,579 during the period ended June 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly.

The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets for any full year, the Manager will refund to the fund, or bear, the excess over 1%. However, the Manager had undertaken from January 1, 2000 through June 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. During the period ended June 30, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the fund was charged $3,073,326 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $2,356,090 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


                                                           For More Information

                        Dreyfus Liquid Assets, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   039SA006